UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 3, 2011

PUBLIC MEDIA WORKS, INC.

DELAWARE	000-29901	98-0020849
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2330 Marinship Way, Ste. #300
Sausalito, California 94965
(Address of principal executive offices)

(415) 331-7700
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Change in Directors or Principal Officers, Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers, Compensation Arrangements for Certain Officers

Garrett Cecchini resigned as the Company's Chief Executive Officer and Chief Financial Officer effective as of October 28, 2011 Effective October 31, 2011 the Company named Martin W. Greenwald its Chief Executive Officer.  Mr. Greenwald is currently Chairman of the Board of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC MEDIA WORKS, INC.

Dated: November 3, 2011	By:	/s/ Martin W. Greenwald
Martin W. Greenwald Chief Executive Officer